UNITED STATES PATENT AND TRADEMARK OFFICE
BEFORE THE PATENT TRIAL AND APPEAL BOARD

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RESTEM, LLC,
Petitioner,
V. Case: IPR2021-01535
JADI CELL, LLC,
Patent Owner.
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VIDEOTAPE DEPOSITION OF
AMIT PATEL, M.D.
VIA ZOOM VIDEOCONFERENCE
September 27, 2022
10:00 a.m.

Reported by:
Maureen Ratto, RPR, CCR

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Videotape deposition of AMIT PATEL, M.D. held virtually via Zoom Teleconference, hosted from Veritext Legal Solutions, pursuant to notice, before Maureen Ratto, Certified Court Reporter, License No. XI01165, Registered Professional Reporter, License No. 817125, and Notary Public.

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A P P E A R A N C E S:

Counsel for Petitioner:
BRYAN CAVE LEIGHTON & PAISNER, LLP
1290 Avenue of the Americas
New York, New York 1010
BY: ETHAN FITZPATRICK, ESQ.
ethan.fitzpatrick@bclplaw.com
KEVIN HOOPER, ESQ.
kchooper@bclplaw.com

Counsel for Patent Owner:
THORPE NORTH & WESTERN, LLP
8180 South 700 East
Sandy, Utah 84070
BY: JED H. HANSEN, ESQ.
Hansen@tnw.com

A M I T P A T E L, M.D., having been first duly sworn according to law by the Officer, testifies as follows:

CROSS-EXAMINATION BY MR. FITZPATRICK:

Q. Hi, Dr. Patel. Good morning.
A. Good morning.
Q. Could you state your full name for the record, please?
A. Amit Patel.
Q. Amit Patel, okay. My name is Ethan Fitzpatrick and I'm an attorney for Restem, LLC.
I have to first explain my camera setup because it looks odd. So I have a camera down below my screen, so it looks like I'm looking up in the air, all over the place, but I'm looking at you or looking at documents. So be aware of that so you don't think I'm not paying attention. I am.
Do you understand --
MR. HANSEN: Can I just get a little housekeeping? To the extent that we venture into any areas that might be confidential or attorneys'

eyes only, I'm going to designate those, if they come up. And I just want to confirm that you don't have anybody else, any party in the room with you or listening in that if I need to designate that?
MR. FITZPATRICK: The only other person in the room with me is my colleague Kevin Hooper, who is also attorney of record.
MR. HANSEN: Okay. Perfect. Thank you.
Q. Okay. Where was I?
So, Dr. Patel, do you understand that you're under oath today just like you were in front of a judge?
A. Correct.
Q. Okay. Is there any reason why you would not be able to provide truthful answers today, such as a medical condition or medication you're taking?
A. No.
Q. Okay. And in a Zoom conference with you you have your attorney, correct?

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A. Correct.

Q. And that attorney is Jed Hansen, correct?

A. Correct.

Q. Have you ever given testimony at a deposition before?

A. No.

Q. No? Okay. Have you ever provided a declaration for a legal proceeding, other than this current one before?

A. No.

Q. Okay. As you know, we have a court reporter that's taking everything down that we say today, so we need to make sure she can hear everything and we not talk over one another.

So when I ask a question, I would ask that you just let me finish the question and then you can answer and when you answer a question I'll wait until you finish before I ask the next question. Does that make sense?

A. That makes sense.

AMIT PATEL, M.D.

Q. Okay. And it's also important that we -- that you answer all questions with a verbal response instead of a gesture or head nod or anything. Does that make sense?

A. That makes sense.

Q. Okay. Do you understand that your attorney can't help you answer questions?

A. Correct.

Q. Okay. And you agree not to let him help you answer any questions?

A. Correct.

Q. Now, if you don't understand a question, you have to let me know. If you don't say anything I'm going to assume you understand the question. Does that make sense?

A. Makes sense.

Q. And if you need to take a break for any reason, just let me know, we can do that. I would only ask that you finish answering a question before we take the break. Does that make sense?

AMIT PATEL, M.D.

A. That makes sense.

Q. Okay. So you've provided your opinion in the form of a declaration submitted in this IPR, correct?

MR. HANSEN: Object to form. Vague as to opinion.

Q. Dr. Patel --

MR. FITZPATRICK: Jed, we lost your audio.

MR. HANSEN: Oh, I'm sorry. I just made an objection.

MR. FITZPATRICK: Okay.

Q. Dr. Patel, I'll ask again, have you provided your opinion in the form of a declaration submitted in this IPR?

A. I have provided a declaration.

Q. Do you understand that you're providing testimony regarding that declaration today?

A. Correct.

Q. Okay. Did you prepare for this deposition today?

A. Only in terms of knowing that

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I have this deposition today.

Q. Okay. So you -- when you say "only knowing", so you just -- you didn't prepare anything; is that what your answer is?

A. Correct.

Q. Okay. Have you signed any other declaration for Jadi Cell?

MR. HANSEN: Object to form, vague as to any "other declaration."

A. No.

Q. That was a "no", Dr. Patel?

A. None other than what is in this proceeding.

Q. Okay. You are the owner of Jadi Cell, LLC, correct?

A. Correct.

Q. Okay. And you are the sole inventor of U.S. Patent 9,803,176; is that right?

A. Correct.

Q. So throughout the deposition I may refer to the Patent 9,803,176 simply

as the '176 Patent. Does that make sense to you?
A. That makes sense.
Q. And are you familiar with the '176 Patent?
A. I am familiar.
Q. Okay. Great. So are you currently employed by the University of Utah School of Medicine?
A. No.
Q. When was your employment terminated?
A. I stopped working there clinically in 2017.
Q. Okay. And are you currently employed by the University of Miami?
A. No.
Q. Okay. And when was your employment there terminated?
A. I finished working there I believe at the end of I think '19.
Q. I'm sorry. Say again?
A. I believe I stopped working there at the end of 2019.

Q. Okay. I'm going to pull up a document. I'm going to pull up your declaration submitted with this IPR. That's Exhibit 2009 and I'm going to do a share screen.
Maureen, I'm being told the host disabled participants. Can you allow me to be host?
THE REPORTER: Of course. You should be good now.
(Exhibit 2009, Declaration of Amit Patel, M.D. in Support of Patent Owner'S Preliminary Response, having been previously marked, is shown to the Deponent.)
Q. So, Dr. Patel, I've pulled up in front of you Exhibit 2009, your declaration submitted with this IPR. Are you able to see this?
A. Yes.
Q. And I have in front of you paragraph 16 of Exhibit 2009. Do you see that?
A. Correct.

Q. And it says here that in paragraph 16, you say that you submitted a declaration dated June 21, 2012 during the prosecution of the '176 Patent.
MR. HANSEN: Object to form.
Q. June 21st, 2017. I apologize. During the prosecution of the '176 Patent; is that correct?
A. Correct.
Q. Okay. And in paragraph 16 you say that that declaration is shown as Exhibit 2011, correct?
A. Correct.
Q. Okay. There was -- there was an additional declaration that you submitted during prosecution of the '176 Patent, correct?
A. Correct.
Q. All right. I'm going to pull up that document, that first declaration in the prosecution.
(Exhibit 1002, Declaration of Amit N. Patel to USPTO dated December 21, 2012, having been

previously marked, is shown to the Deponent.)
Q. So I've just put in front of you, this is Exhibit 1002 starting at page 399. Do you recognize this declaration?
A. So far, yes.
Q. Okay.
MR. HANSEN: Do you want to give him control of the document so he can scroll through it?
MR. FITZPATRICK: That's probably not necessary. I'll just -- I'm going to go through a couple of paragraphs. We're not going to spend a lot of time on this.
Q. So let's take a look at this declaration. So I'm going to go to paragraph 5 of Rule 132 Declaration and that's Exhibit 1002.
Are you able to see paragraph 5 here?
A. Correct.
Q. Okay. Do you see in paragraph

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5 of this exhibit you present Figure 1 and you assert that the figure shows the subepithelial tissue is negative for SSEA4; is that right?
A. You -- can you repeat what you just said?
Q. Sure. This paragraph of your first Rule 132 Declaration it says that you present Figure 1 and you assert that the figure shows the subepithelial layer of tissue is negative for SSEA4.
Do you see that right here at the bottom?
A. Right. It says there, "Figure 1 shows that the subepithelial umbilical cord is negative."
Q. Negative for SSEA4, correct?
A. Correct. And at the beginning of the sentence it says "in contrast to the claimed cells."
Q. Sure. Sure. Okay. Now, I'm going to take you down to paragraph 6 of the same declaration.
Are you able to see this

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paragraph? Can you see Figure 2?
A. Correct.
Q. Okay. And here you say that you present Figure 2 and you assert that the figure shows the subepithelial tissue is positive for CD34, correct?
A. "In contrast to the claimed cells, Figure 2 shows the subepithelial umbilical cord tissue is positive for CD34."
Q. Right. Okay. So essentially, Figure 2 is a positive stain for CD34 and Figure 1 is a negative stain for SSEA4, correct?
MR. HANSEN: Objection to form, vague and mischaracterizes the document. Dr. Patel has not been able to read the entire document.
Q. Dr. Patel, you can answer.
A. It's what it says right there.
Q. Okay. So when I look at the figures, Figure 1 and Figure 2, the staining looks the same, correct?

AMIT PATEL, M.D.

MR. HANSEN: Object to form, mischaracterizes the document, vague.
Q. Dr. Patel?
MR. HANSEN: You can answer.
A. Okay. We're looking at completely different markers and different tissue.
Q. No, I understand that. I understand that.
I'm just wondering how you conclude that Figure 1 is a negative stain and Figure 2 is a positive stain, when, just based on the intensity of the colors, it looks identical?
MR. HANSEN: Object to form, vague.
A. Those are different markers and different tissue. So comparing two pictures of different tissues with different stains are really not comparable.
Q. Okay. So what criteria did you use to conclude one was a negative stain

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and one was a positive stain?
MR. HANSEN: Object to form. This is not part of his original testimony, nor -- and it's almost 18 years old -- eight years old. Excuse me.
A. "As this is a sample", it says. Then there is controls and other things that would be evaluated.
Q. Those controls are not presented here? I'll scroll through the paragraph so you can see.
Are any of these controls for CD34 controls for SSEA4?
A. If you go back up a little bit there is also a table there.
Q. Sure.
A. So if I can review the table. (Witness reading.)
So the table actually shows a number of positives and negatives.
Q. Right. I guess my question is about the data that's used to arrive at this conclusion presented in the table.

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So the data for SSEA4 being negative or positive, only one of those is shown, right?

A. It shows --

MR. HANSEN: Objection, vague.

A. It shows selected images. It says it right there.

Q. Okay. Do you recall where in this exhibit -- again, this is your first Rule 132 Declaration in Exhibit 1002. Do you recall where there is a description of the isolation procedure used to isolate certain cells -- scratch that.

Let me take you to a figure. I'm going to show you Figure 6. Do you see a Figure 6 here?

A. Correct.

Q. And this is in paragraph 10 it says, "Figure 6 shows freshly isolated cells from the subepithelial umbilical cord tissue." Do you see that?

A. Correct.

Q. So do you recall where in this exhibit there is a description of the

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isolation procedure used to isolate the cells of Figure 6?

A. Not unless I read this whole document, I couldn't tell you.

Q. You couldn't tell me. Okay.

Do you recall how the cells of Figure 6 were isolated?

MR. HANSEN: Object to form, vague, not part of his direct testimony.

A. I could read the whole document and see, provide the information based on what's here in the document.

Q. You don't recall there being any disclosure off the top of your head, correct?

MR. HANSEN: Object to form, vague as to "any disclosure".

A. This is --

Q. Go ahead. Sorry, Dr. Patel.

A. It's a ten-year-old document, so if I can see or read the specifics then I can answer it appropriately.

Q. Okay. If you'd like I can

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scroll through. You want to -- I'm here at paragraph 10 and we can scroll down wherever you need me to. You tell me when to stop. That's the end of it.

A. Right. And in the beginning does it say that?

Q. I'll start at the top.

A. As you've read this, can you go to the point in the document where you see the specific criteria?

Q. I cannot. I am showing you Figure 6 and I'm trying to figure out how those cells were obtained.

A. Okay. So it doesn't say it in the document specifically.

Q. I'm asking you that.

A. I am asking you if, based on what you see in the text, does it specifically give the exact details and was it requested by the examiner.

Q. So I have to ask you the questions here. So I'll scroll through the document as much as you need to see. But the question is for you; is the

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procedure used to obtain those cells disclosed?

MR. HANSEN: Object to form, vague as to "disclosed."

A. It is the technique that is described in our patent.

Q. Okay. I'm talking specifically about this particular declaration.

So are the -- is the protocol used to obtain the cells from Figure 6 disclosed in this declaration?

A. Scrolling through it do you see it?

Q. Dr. Patel, I can't answer the questions. These are your questions. You have to answer them.

A. Okay. I'm looking for it.

Q. You tell me --

A. And when you -- stop there at 5 where it says "In 13-R/732,204", that is a reference back to the patent or is it a reference back to '176?

Q. I can show you the caption here to try to refresh your recollection

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here. Do you see this?

A. Correct. That is the serial number.

Q. So again, I'll go back down to this.

A. Go back up just a little bit. And that's the 13/732,'204 is the actual patent application before it became '176.

Q. Okay.

A. So the techniques and everything that would be here would be what is described in 13/732,'204.

Q. Okay. I'm not sure that's responsive to the question. So Figure 6 is -- I'll take you back down to the figure.

Figure 6, paragraph 10 of Exhibit 1002, starting at 403. Paragraph 10 says, "Figure 6 shows freshly isolated cells from the subepithelial umbilical cord tissue stained for DNA and OCT4." Do you see that?

A. Correct.

Q. And Figure 6 demonstrates that

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freshly isolated subepithelial umbilical cord tissue cells do not express OCT4. Do you see that?

A. Correct.

Q. All I'm trying to understand is whether or not you've presented the protocol for this -- for isolating those cells in the declaration?

MR. HANSEN: Object to form, vague as to "those cells."

MR. FITZPATRICK: The cells of Figure 6.

A. It shows in the following sentence where it says, "Figure 7, the staining cells per 13", so it's per the application.

Q. Well, that's with respect to Figure 7. I'm asking about Figure 6.

A. Well, Figure 7, based on this number 10, shows -- "Figure 7 shows DAPI and OCT4 staining for culture of cells as per that which shows." So Figure 6 and 7, based on this paragraph, relate to each other.

AMIT PATEL, M.D.

Now, as per 13/732,'204, that would be the technique that was used for both if this is a comparison analysis.

Q. So you're saying that both Figure 6 and Figure 7 represent the --

A. No. What I'm stating is it would represent that the process for 7 is the control of 6. So 6 is the control, 7, per this, shows the actual patent or serial number of the patent application.

Q. Okay. And again, so I'm asking specifically about that control that you reference, so the protocol for the control disclosed in this declaration.

MR. HANSEN: Object to form, vague, asked and answered. You can answer again.

A. It's freshly isolated cells from the subepithelial umbilical cord tissue.

Q. Can you elaborate on what that means?

MR. HANSEN: Object to form as to "what that means."

AMIT PATEL, M.D.

A. It would be the appropriate control to the Figure 7.

Q. I'm not sure what you mean by "appropriate control."

What is an appropriate control for Figure 7?

MR. HANSEN: Object to form, vague.

A. The control comes from similar tissue, subepithelial umbilical cord tissue. So the appropriate control would be from an umbilical cord tissue that's from the subepithelial area as opposed to a control that would be from bone marrow or adipose or some other sort of tissue, so that would not be an appropriate control.

Q. Then let me put the question this way.

So then what is the difference between the freshly isolated cells of Figure 6 and the cells of Figure 7?

MR. HANSEN: Object to form, vague, beyond the scope of his

AMIT PATEL, M.D.
original testimony.
A. The cells of Figure 7 are what is part of serial number 13/732,'204, which is the actual patent application.
Q. And then what are the freshly isolated cells of Figure 6 then?
A. They would be the control.
Q. Again, so you can't walk me through the protocol of how you obtained those control cells?
A. I can get that for you, but that's over ten years ago. So if that's something specifically requested, I can get that information for you.
Q. Okay. But you don't recall then?
A. No.
Q. Okay. That's fine. I'm going to move on to your second Rule 132 Declaration. Let me pull that up for you.
(Exhibit 2011, Declaration of Amit Patel to USPTO, dated December 31, 2012, having been previously marked, is shown to the Deponent.)

AMIT PATEL, M.D.
Q. I have just done a screen share of your Exhibit 2011. Do you see that? Are you able to see that?
A. I see the document. I'm seeing where it says 2011.
Q. Oh. Exhibit 2011, that's what it's marked as. It's marked as Exhibit 2011. Do you see that?
A. Okay. Yes, I see that.
Q. And this is your second Rule 132 Declaration that was submitted during prosecution, correct?
A. It would be the declaration you have in front of me, correct.
Q. Okay. I'm going to take you down to paragraph 5 of this declaration and you say here "Control cells were isolated as follows:"
So can you walk me through the protocol that you used to obtain the control cells?
A. In this declaration it says, "The control cells were isolated as follows. Umbilical cord samples times 3",

AMIT PATEL, M.D.
which would mean in triplicate, "were washed in cold phosphate buffered saline (PBS) containing .01% EDTA. Tissues were dissected, minced and digested with collagenase 1A" the exact dose and the manufacturer, containing DNase1 units manufacture temperature, 37 degrees, shaking water bath for 30 to 60 minutes depending on the tissue size. After digestion, collagenase activity was neutralized with fetal bovine serum with manufactured location at a final concentration of 10%. Undigested tissues and cell clumps were isolated by passing the cell suspension through 100 micron cell strainer and were discarded. Disassociated cells were isolated by centrifugation at 400G 10 minutes suspended in PBS."
Q. Okay. So is it correct that the control cell protocol uses the whole umbilical cord?
MR. HANSEN: Object to form, vague as to "whole umbilical cord."

AMIT PATEL, M.D.
You can answer.
A. Okay. The control cells use the umbilical cord as exactly as described there.
Q. So paragraph 5 does not describe removing any tissue from the umbilical cord, correct?
A. Correct.
Q. So is it fair to say that all the tissues of the umbilical cord were used in the control cells?
MR. HANSEN: Object to form, vague.
A. It would be the umbilical cord samples.
Q. Okay. With nothing removed?
MR. HANSEN: Object to form, vague as to "nothing removed."
Q. With no parts of the umbilical cord removed, correct?
A. Which parts?
Q. Any parts --
A. Because all of this is flushed, right? So you're removing any

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debris, clotted blood, other things like that.

Q. Where does it say "flushed"?

A. It says "were washed".

Q. Okay. Got it. So you're saying they were washed in cold phosphate buffered saline so that would remove the blood from the blood vessels; is that right?

A. Correct.

Q. Okay. So other than the blood, the rest of the umbilical cord tissue is present in the control cells, correct?

A. Based on what is here, yes.

Q. Okay. And the control cell protocol also uses enzymes to digest the whole tissue, correct?

A. It uses collagenase.

Q. That's an enzyme, correct?

A. Correct.

Q. So can you tell me what kind of cells are produced by the control cell protocol?

MR. HANSEN: Object to form,

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vague. Doctor, you can answer if you know and understand the question.

A. I'm trying to understand what you mean by "what kind of cells". They would be cells from the umbilical cord.

Q. From all different tissues of the umbilical cord; is that right?

A. Well, the umbilical cord, itself, is a tissue, so I'm trying to understand.

Q. Okay. Let's break this down into parts then.

So is it correct that part of the umbilical cord is Wharton's Jelly?

A. Correct.

Q. And part is the subepithelial layer?

A. There is many layers but that would be one area.

Q. Okay. And also epithelial cells, how about that, is that part of the umbilical cord?

A. That would be lining of the

AMIT PATEL, M.D.

actual blood vessels, themselves.

Q. Epithelial cells?

A. Endothelial I mean. Sorry. I misheard you.

Q. That's okay. So both endothelial and epithelial cells are part of the umbilical cord, correct?

A. Correct.

Q. And so the protocol that you disclose in paragraph 5, it relies on all those cell types, correct?

MR. HANSEN: Object to form "relies on", vague.

Q. It uses all those cell types, correct?

A. It would use everything as it says in umbilical cord samples. So if you are digesting the tissue, as it says, and mincing it, whatever components you have of an umbilical cord would be included in it.

Q. Okay. And are cells of the subepithelial layer in that mix?

A. They would be somewhere deep

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in there.

Q. It would be in there. Okay. And are mesenchymal stem cells, MSCs, in the mix?

MR. HANSEN: Object to form, vague.

Q. Dr. Patel?

THE WITNESS: I was waiting. Would you like me to answer?

MR. HANSEN: You can answer.

A. I mean, all tissues in the body have mesenchymal cells.

Q. So it's correct -- so MSCs are in that mixture?

A. An MSC could be identified somewhere in that digested material.

Q. Okay. So is it correct that the control cells comprise a mixture of MSCs and non-MSCs?

MR. HANSEN: Object to form, form, vague as to "non-MSCs." You can answer.

A. You would have to specifically isolate them to actually identify them.

AMIT PATEL, M.D.

Q. Well, no, I'm talking about your control cells, just about your control cells.

Those control cells described in paragraph 5, is it correct that those cells comprise a mix of MSCs and non-MSCs?

A. If you are describing it as tissues of the mesenchymal origin, you would find those cells in there, but they may be from many origins, as you described.

Q. Okay. And when you say "of mesenchymal origin", do you mean MSCs or do you mean MSCs that have differentiated?

A. Well, as this is an adult umbilical cord, then you would find cells that could have been differentiated. That is something you would have to go explore and do experiments to identify that.

Q. Okay. So, and just to clarify, so is it correct that the control cells

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described in paragraph 5 comprise a mixture of MSCs and any other cell type of the umbilical cord; is that right?

MR. HANSEN: Object to form, "any other" -- vague as to "any other cell type." You can answer if you understand.

A. You would have many different cell types in there.

Q. Along with MSCs?

A. If they're identified, yes, you would have those too.

Q. Well, I'm not sure what you mean by "if they're identified." I mean, they're either there or they're not, right?

MR. HANSEN: Object to form, vague. If you can answer, if you understand.

A. If I was specifically looking for the cell that you are describing, I would have to identify it and do the experiment as opposed to just guessing that it may contain that based on its

AMIT PATEL, M.D.

anatomy.

Q. Okay. So let's say you did. Let's say you went looking for MSCs in the control cells, would you find them?

A. If I did the experiments I would have to see the results of the experiments.

Q. Okay. Let me ask the question this way. Are there MSCs in the subepithelial layer tissue?

MR. HANSEN: Object to form, vague, but you can answer.

A. If you're defining MSCs, can you define the MSC and then I can tell you whether they exist there or not.

Q. Let's define MSC using the ISCT criteria. Are you familiar with that?

A. Can you repeat the markers that are associated with it, just to make sure that I accurately make the statement?

Q. We're going to come back to this.

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A. Okay.

Q. Dr. Patel, how would you define a MSC?

A. I think as you just said, there's ISCT criteria that has been established.

Q. And you're familiar with that criteria?

A. I have read about it. Right now off the top of my head I don't have the exact, you know, numbers. That's why I was asking. But yes, there is established criteria by the ISCT that defines a MSC and that would be an acceptable definition.

Q. Okay. So if you were to use that criteria, looking at the control cells of paragraph 5 of your second Rule 132 Declaration, would you find MSCs?

MR. HANSEN: Vague, calls for speculation. He just testified that he doesn't remember those off the top of my head. But you can answer if you know.

AMIT PATEL, M.D.

A. Based on just general knowledge you should have it as you have them in every other tissue in the body.

Q. Okay. So I'm going to move on to paragraph 6 of your second 132 Declaration. Do you see that?

A. Correct.

Q. Can you walk me through that paragraph? This is for claimed cells. You refer to, "Claimed cells were isolated as describe in the '204 Application."

Can you walk me through this paragraph?

A. "Claimed cells were isolated, as described in the '204 Application, specifically umbilical cord tissue, again in triplicate, washed to remove blood, Wharton's Jelly and other material associated with the subepithelial layer. Umbilical cord tissue is placed interior side down such that the subepithelial layer was in contract with the growth substrate. No enzymatic digestion was employed. Isolated cells were cultured

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for three passages in 5% carbon dioxide incubator."

Q. Are the cells produced by this protocol limited to cells that can adhere to plastic?

MR. HANSEN: Object to form, vague. You can answer if you understand.

A. It says that the cord tissue was placed interior side down, such that the epithelial -- subepithelial layer was in contact with growth substrate. So they would be adherent in order to grow.

Q. Okay. So this protocol fit the claimed cells that selects for cells that can adhere to a growth substrate; is that right?

MR. HANSEN: Object to form, vague.

A. Yes.

Q. Okay. And are the cells produced by this protocol in paragraph 6 MSCs?

MR. HANSEN: Object to form,

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vague. You can answer if you understand.

A. They would have characteristics that would overlap with the general definition that they are adherent. But as described in the application and in the patent, they possess many other unique properties.

Q. So are you saying that -- let me get -- let me ask this question.

In paragraph 6 you refer to them as claimed cells, correct? What do you mean by claimed cells?

A. That would be the cells that are described in the invention application.

Q. Okay. And are those cells -- do those cells have characteristics that are consistent with MSCs?

MR. HANSEN: Object to form, vague as to "consistent." You can answer if you understand.

A. Again, as I think I previously said, if you define by ISCT criteria, it

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does have properties that are consistent with ISCT, but also have many other properties that go far beyond what is just the definition of a MSC.

Q. Okay. Now, I'm trying to understand what you mean by "claimed cells." You say, "The claimed cells were as described in the '204 Application."

So are these claimed cells just as described in the application or are they actually claimed in the application?

MR. HANSEN: Objection.

A. I'm trying to understand what you mean.

MR. HANSEN: And I'm going to object to the extent it calls for a legal conclusion. Dr. Patel is not an attorney.

Q. I'm just trying to understand what you mean by "claimed cells." You say, "Claimed cells were isolated as described in the '204 Application."

I want to know whether in your

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opinion the cells of this protocol are in the claims or are just described?

A. Based on what this says, and as you're asking for interpretation, this would be the actual cells that are claimed in the application with the appropriate description.

Q. Okay. And in your opinion, are those cells MSCs?

MR. HANSEN: Object to form, vague.

A. They have MSC properties, but they also have many other unique properties.

Q. Right. So I understand that you think they have MSC properties and unique properties, but are those unique properties inconsistent with being MSCs?

MR. HANSEN: Vague, to the extent it calls for any kind of conclusion outside of his direct testimony and also vague as to "inconsistent." You can answer if you understand.

AMIT PATEL, M.D.

A. If you can repeat the question again now, since we've had a bunch of back and forth?

Q. So the question is; in your opinion, are the claimed cells MSCs?

A. And based on the data provided in the application, they have MSC properties, but they have many other unique characteristics that are far outside the general description of a MSC.

Q. And are those unique properties inconsistent with MSCs?

MR. HANSEN: Object to form, vague, calls for speculation. You can answer if you know.

A. I wouldn't know as there are so many different forms of all different types of cells out there. But under the narrow definition, and if you bring up the definition that would probably help me refresh to make more accurate or defined answers, but there are many unique things that make the claimed cells very different than just MSC markers, as

AMIT PATEL, M.D.

you're saying, or MSC definition.

Q. Okay. I'm going to move on. I'm showing you paragraph 7 of your second Rule 132 Declaration. Do you see that?

A. Correct.

Q. Okay. And according to this paragraph you looked for, "Gene expression patterns of the 'control cell group' and the 'claimed cell group" using a gene expression array." Do you see that?

A. Correct.

Q. I'm sorry. You broke up.

A. Correct.

Q. Okay. So can you tell me how a gene expression array works?

MR. HANSEN: Object to form, vague. You can answer if you understand.

A. Basically, as it says here, that the goal of the experiment here is to compare the gene expression profile of the control cells and the claimed cells,

AMIT PATEL, M.D.

and it is done using a specific mesenchymal stem cell gene expression array as was follows. And if you read further it says, "The mesenchymal stem cell RT squared profile or PCR." It's an array that is by SABiosciences. So it is an independent validated array to compare the gene expression of one group of cells to another. And when doing these experiments, in most standard techniques, you do these in triplicate as to help decrease variation of technique or other things that may cause outlying information.

Q. Okay. So I want to just highlight one part of this in paragraph 7. Paragraph 7 of your second Rule 132 Declaration says, "Total RNA was isolated using a RNAqueous-micro kit." Do you see that?

A. Correct.

Q. Okay. So it's correct that a protocol involves a pool of total RNA for each group, correct?

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MR. HANSEN: Object to form, vague.

A. But -- again, it would be in triplicate. But yes, for each experiment it is there.

Q. For each -- each group in the triplicate repetition it's total RNA within that population. So to put it another way, all the cells of group one are essentially lysed open and the RNA is harvested all together, correct?

A. Yes. It would be per the manufacturer's protocol.

Q. Okay. And same thing, the other groups in the repetitions would also be total RNA in the sense that all the cells are lysed open and all the RNA's are all mixed together, correct?

A. It would be per the protocol.

Q. Okay. So I'm going to show you your Exhibit 2012 right now. This is one that you provided.

Do you see that Exhibit 2012 in front of you?

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(Exhibit 2012, enlarged Figure 1 from 132 Application, having been previously marked, is shown to the Deponent.)

A. Correct.

Q. Okay. Do you recognize this?

A. If I could see the whole thing then, yes.

Q. It's just the cover and this one sheet. That's it.

A. Okay. And that's a more detailed expansion from the previous document.

Q. Right. Right. So this is the exhibit that was referenced in your second 132 Declaration, correct?

A. Correct.

Q. So can you help me understand this figure here? So can you explain what the vertical column labels are?

A. That's just the sample numbers.

Q. So I'm going to zoom in so we can actually see the text.

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A. Right.

Q. Are you able to see that?

A. Correct.

Q. Okay. So starting on one side it says PBM2-mesen PBM1-mesen and PBM3-mesen. What does that mean?

A. It's actually just sample numbers but there are three different samples. And the same thing in the other one is labeled 213, but the other one is CVA. But it's the first three basically is of the same group and then the three different samples.

The same thing in the other one, it's three samples of the same group, but then it's each individual sample, the CBNA. And the mesen would define that it's going through the specific mesenchymal array that we I think just described from the manufacturer's kit.

Q. Understood. Of the first group, the PBM group and then the RegX group, which of these represent the

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control cells and which represent the claimed cells?

A. If you go back to the prior document that has the non-blown up version --

Q. I'll pull that up. Bear with me.

A. Okay.

Q. Here you go.

A. -- and if you can go to that, and so, right there it says, "8. Figure 1 shows a heat map of the gene expression profiles of the claimed cells (top three rows) as compared to the control cells (bottom three rows)."

Q. So I just want to -- because this figure that's shown in paragraph 8 of your second Rule 132 Application --

A. Correct.

Q. -- this is very poor quality so I can't read the names of it.

A. Correct. And that's the reason why I went back to just to make sure that we're all on the same page. So the top

AMIT PATEL, M.D.

three would be where this grainy thing where it appears to be the P part. The P is the top three, and the R is the bottom three. And as it goes again also with the axis, that in terms of all the genes are on the bottom here. So when you look at the other picture, which is rotated 90 degrees, you would see the same thing.

Q. Okay. So I'm going to just go back to that other figure. This is going to be Exhibit P 2012, which is the higher quality one, and I just want to correlate that figure with your statement here.

So, again, we're talking about first your second Rule 132 Declaration that says that the claimed cells are the top three rows and the control cells are the bottom three rows. So I'll bring up Exhibit 2012 now.

A. Okay.

Q. So even though it's not the same orientation, the top three rows are the claimed. So the PBM group are the claimed cells, correct?

AMIT PATEL, M.D.

A. Correct.

Q. And RegX are the control cells?

A. Correct.

Q. Okay. And these are just replicates, essentially, you've got repetitions for each group?

A. Correct.

Q. Okay. So can you now explain what the horizontal labels are in Exhibit 2012?

A. They are different genes, as part of the standardized assay kit.

Q. And the genes that are at the intersection of each gene, can you explain what they mean?

A. The brighter the gene is upregulated and then going in the other direction is red, which would be down.

Q. Downregulated, okay.

A. And as this experiment and as it says the goal is, as you're comparing triple replicates of your control versus your claimed, and do you see no

AMIT PATEL, M.D.

difference, more difference, less difference, comparing it to each other in triplicate.

Q. Okay. So the control cells, as we mentioned before, the control cells comprise a mixture of all different cell types along with MSCs, correct?

MR. HANSEN: Object to form, mischaracterizes testimony. You can answer.

A. It would be the control cells.

Q. Yeah. And those control cells comprise a mixture of all different cell types, correct?

A. It would be what is from the digested umbilical cord.

Q. Same thing as we discussed before?

A. Correct.

Q. Okay. And the claimed cells are different in that they are limited to the cells that adhere to the growth substrate, correct?

AMIT PATEL, M.D.

MR. HANSEN: Object to form, vague, mischaracterizes testimony.

A. The claimed cells would be what is in the application.

Q. Right. And so same thing we discussed previously about those cells being MSCs, they have characteristics consistent with MSCs but in your opinion additional properties; is that right?

A. They have many things. And as you see in this, it's exactly what it shows.

Q. Okay. So if the control cells comprise a mixture of all different cell types, along with cell types that are the -- that are also MSCs, and the claim cells are just MSCs or some type of cell that's consistent with MSCs, wouldn't you expect the gene expression profiles to be very different between those two groups?

MR. HANSEN: Object to form, vague, calls for speculation, mischaracterizes testimony and is outside the scope of his direct

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testimony. You can answer if you understand.

A. The control cells are the appropriate control to say that your claim cells are either the same or different, compared to the cord, itself.

Q. Okay. Let me put it this way. If you were to take the quote/unquote control cells and you took a handful or let's say -- let me start again.

Let's say you have your two groups, your control cells and your claimed cells, and you were to take half of the claimed cells and mix them in with the control cells, and then you did the gene expression profile of the mixed group and just your claimed cells. Wouldn't you expect the gene expression profile to be different between the two groups?

MR. HANSEN: Object to form, calls for speculation, vague.

A. I would have no idea because one of the key components of all cell

AMIT PATEL, M.D.

biology is cell/cell interaction. So when you mix cells together, lots of things happen that are unpredictable. So just saying that this is the equivalent of baking a cake experiment, where I add one component, add another one, if I mix them together I should get something, nothing in biology works that simple. If it did that would be wonderful and it would help answer a lot of things but, unfortunately, biology is very living. And so cell/cell interaction result in very unique occurrences in findings, in function. And so it's not one of those things where you just would be able to say; if I just added something to something else I would get something.

It's very unique because cell/cell interaction has a huge impact on how things change and function which many people would think are obvious and they're not. So without doing an exact experiment, and as in this case in triplicate, and everything else, you're

AMIT PATEL, M.D.

just guessing.

Q. Okay. Let me ask this then, is it possible that the claim cells are in the mixture with the control cells?

MR. HANSEN: Object to form, vague, calls for speculation.

A. I have no data to support it.

Q. I'm just asking if you support it in your opinion?

MR. HANSEN: Same objection, vague, calls for speculation.

A. Without doing the data, there is nothing to confirm that.

Q. Well, you agree that the claiming cells are coming from the subepithelial layer, correct?

A. That is correct.

Q. And that the subepithelial layer is present in the umbilical cord tissue used in the control cells, correct?

A. That would be correct.

Q. So then same question; so based on that, isn't it possible that the

AMIT PATEL, M.D.

claimed cells are in the mix with the control cells?

A. There is no way to know that without isolating. Because as you have described, when you do these digestions you end up with soup. That's why the claim cells are very uniquely digested from the cord as opposed to a digestion process second as opposed to just taking everything. So that leads to very different things because you're dealing with a varied subset compared to a whole.

So unless you really separate those out, cell/cell interaction can result in very unique findings. And so without having that data you're just guessing.

Q. Okay. I'm going to move on to the next paragraph of your 132 Declaration. This is again Exhibit 2011. And I'm going to show you paragraph 9.

And here you say, "Distinction in cellular function between the control cells and claimed cells can be further

AMIT PATEL, M.D.

illustrated in the following comparative stem cell differentiation studies tells which were performed as follows." And following that paragraph you see you did all these different types of differentiation, correct?

A. Correct.

Q. So if the control cells are a mixture of all different cell types, not just MSCs, wouldn't you expect that they not be able to differentiate?

MR. HANSEN: Objection, vague, calls for speculation.

A. It's, just, again making an assumption in the experiment. You have to do them to see if one thing can really do something or not. And I think that's why you have the head-to-head comparison instead of just saying I found something. You always have to have controls to appropriately say something is the same or different, other than just saying it is.

Q. Okay. You seem to recognize

AMIT PATEL, M.D.

that control cells are not just MSCs, correct?

MR. HANSEN: Object to form, mischaracterizes testimony, vague. You can answer if you understand.

A. I mean, the control cells are the control cells. I'm trying to understand what -- and it appears that you always are using this term MSC very loosely here and I'm trying to understand how you are trying to define it in one versus the other.

Q. Well, I asked you before how you defined MSC and I'm going with that. So I'll ask you again; how do you define MSC?

MR. HANSEN: Objection to form, asked and answered.

A. Again, I use the standard, as you have said also, ISCT criteria is one of the standards to say if something has MSC characteristics or properties and which is sort of just the baseline minimal to say one is something that

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falls into those criteria.

Q. Okay. And in the umbilical cord tissue, does every single cell satisfy that criteria?

MR. HANSEN: Object to form, vague as to "umbilical cord tissue" and "criteria." We don't have the criteria in front of us. But you can answer if you know.

A. There are MSCs in all tissues of the body. Therefore, you are going to find some form of a MSC in your control cells.

Q. Okay. I guess I understand what you say there, and I'm asking a further question.

How many of those control cells are MSCs?

MR. HANSEN: Object to form, vague, calls for speculation.

A. I have no idea.

Q. But it's not 100%, right?

A. Unless I do the experiment to specifically state that, I would have no

AMIT PATEL, M.D.

idea.

Q. No idea. Okay. I'm going to go back to your declaration from this IPR. I'm going to pull it up.

A. Okay.

Q. I'm going to take you down to paragraph 26 and 27, this is of Exhibit 2009. Do you see that?

A. Yes.

Q. And in paragraph 26 you reference the Ricordi Study which is labeled 2004. Do you see that?

A. Yes.

Q. In this Exhibit 2004 you say that this is an Acute Respiratory Distress Syndrome Study; is that right?

A. As the title says, yes.

Q. Okay. And then in paragraph 27, just below there, you quote the Ricordi Study saying that, "UC-MSCs were culture expanded from a previously established and characterized master cell bank (MCB) derived from the subepithelial lining of an umbilical cord." Correct?

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A. Correct.
Q. And can you tell me how the master cell bank was characterized?
MR. HANSEN: Objection to form, vague.
A. The bank is specifically, as it says, I provided the cells claimed in the '176 Patent for the Ricordi Study.
So the cells that are provided in the MCB are made exactly as from the patent, and then there are multiple other criteria that are required in terms of establishing it in terms of sterility and other things like that that have to meet criteria in order to be able to use it for humans in clinical trials, which would be very different than just saying I have a research-grade cell. But in terms of the patent, it is from the '176 Patent, an MCB is created and it makes sure it meets the criteria set by the FDA to be used for human use.
Q. Okay. So my question is really about that master cell bank. So I want to

AMIT PATEL, M.D.

know; one, how you established the master cell bank; and two, how you characterized the master cell bank? Can you tell me that?
A. So the master cell bank is made from, as the patent says, from the healthy umbilical cord that is characterized and then the bank is made exactly based on the technique. And then those cells, once they have met the release criteria for sterility and other criteria that is required by the FDA and accepted, then that is what is provided for the clinical trial.
Q. Okay. Maybe we should start with the term "master cell bank." What do you mean by "master cell bank?"
A. The master cell bank is a group of cells that are derived using the exact techniques and specificities as in the '176 Patent.
Q. Okay.
A. And that is -- that is a group of cells that then can be used for

AMIT PATEL, M.D.

clinical use based on the fact that they have very defined criteria and they have been independently validated --
Q. So -- I'm sorry.
A. -- for testing such as to make sure there is no viral contaminants in the culture process. So those would be sent to a third-party facility to verify that there is no contamination that would be considered an adventitial virus and those would be very specific over and above just saying "I have cultured cells."
Q. So did you establish the master cell bank?
A. Yes.
Q. You, personally, established it?
A. I have technicians at the time.
Q. Okay. And so you worked directly with your technicians to establish the master cell bank?
A. They follow specific criteria,

AMIT PATEL, M.D.

but all of it still is sent out. So in terms of testing, there are still third-party testing.
Q. I understand that. So in the establishment, though, so how many cells are we talking about?
A. How many cells are in the bank?
Q. In the master cell bank.
A. In the master cell bank there's billions.
Q. Billions. Okay. So you've got many vials of cells; is that accurate?
A. That would be an accurate statement.
Q. And they're all frozen down in liquid nitrogen or something, correct?
A. Correct.
Q. Okay. And did all those -- did all those vials all come from a single piece of subepithelial layer?
A. It would be a single donor.
Q. Single donor but multiple pieces?

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A. It would be a single donor and they would follow very specific criteria that would be as part of what the FDA would receive.

Q. Okay. And so from that single donor and one or more pieces, how many cells were obtained from that initial establishment?

MR. HANSEN: Object to form, vague, calls for speculation.

A. I thought we established, the bank is billions.

Q. Right. Well, I guess my question is, did you get billions of cells directly from the tissue or was there some culturing involved?

A. It is expanded.

Q. They're expanded. Okay. How many times did you passage the cells?

A. The -- it's all early passage. I would have to go back and see the exact number but it's two or three, no more than that.

Q. Okay. Two or three. And at

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what passage was the master cell bank characterized?

A. The bank would be characterized at that early passage.

Q. Well, which one?

A. As I said, it would be two or three. I'd have to go back and look at the specifics but it was definitely not passage 15.

Q. Okay. And then as you, in the master cell bank, as you run low on cells do you have to then passage them again?

MR. HANSEN: Object to form, vague and calls for speculation.

A. The bank is the bank, so...

Q. The bank has a certain number of cells in it and once you start to hand those out, you start to run out, correct?

A. You would.

Q. You haven't run out yet?

A. No.

Q. You haven't. Okay. And so you characterized the -- let me back up.

So as I understand it, you've

AMIT PATEL, M.D.

established a master cell bank and right now frozen down in liquid nitrogen you have multiple vials of cells each of which together are in the billions of cells; is that right?

A. That would be correct.

Q. And did you characterize each separate vial?

A. You're supposed to take random samples and characterize them and that's what provides for your master bank continuity but the key is also sterility and things like that.

Q. And what were they characterized for?

A. They would be characterized as part of the initial description to make sure that it meets the criteria for release and also that these were the same cells because they're from the original cell source and same technique and so they would be what is described in '176, because '176 describes that you have very specific criteria.

AMIT PATEL, M.D.

Q. Okay. Now, your declaration, the declaration in front of you, 2009, that does not provide any data showing the characterization, correct?

MR. HANSEN: Object to form, vague as to "characterization."

A. If it's not there I don't -- unless you show me something. If it's not there, I don't see it.

Q. Okay. You don't recall it being there, though, correct?

A. I think it would be one of those. If you show me it, as you have all the information, then I can accurately read through it and say whether something is there or not there.

Q. I can scroll through it a little bit if you like. So again, looking at paragraph 27 here and this is referencing the master cell bank.

A. Right. And it says, "Provided cells were created using the same method as described above and in the '17 declaration." And it also had the same

AMIT PATEL, M.D.

marker characteristics.

Q. So nothing about that paragraph mentions or discloses the characterization data from the master cell bank, correct?

MR. HANSEN: Object to form, mischaracterizes the document and testimony.

A. I think the last sentence does, doesn't it? It says "marker characteristics as described."

Q. Let's see. Last sentence of paragraph 27 --

A. -- also had the same marker characteristics as described.

Q. I see that. But what I'm saying is the data of those markers, that was not attached to your declaration, correct?

A. No.

Q. Okay.

MR. HANSEN: Ethan, we've been going over an hour, can we take a quick restroom break?

AMIT PATEL, M.D.

MR. FITZPATRICK: That's fine. We'll take five minutes.

(Recess is taken.)

MR. FITZPATRICK: Back on the record.

Q. So Dr. Patel, so we had just discussed the characterization of the master cell bank and you had just mentioned that your declaration didn't -- you didn't attach to your declaration any data showing the characterization.

So on that same idea, do you recall if the Ricordi Study discloses any characterization data?

A. Not -- I would have to read the manuscript as that was more of a clinical trial, so I don't know if they went through any specifics in terms of characterization.

Q. Okay. Would it surprise you if it didn't provide any characterization data?

A. Either way, it's a -- it was a clinical paper, so it's not uncommon in

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clinical papers that they don't do a lot of definitions, as opposed to more focus on the patient.

Q. Okay. I'm going to pull up your declaration again, Exhibit 2009, and I'm going to show that to you.

A. Okay.

Q. So, again, we're still on paragraph 27 and -- I'm sorry?

A. Yes.

Q. Okay. And in paragraph 27 you quote part of the Ricordi Study that says that "cells were provided at no cost by Jadi Cell", correct?

A. Correct.

Q. Okay. Is it correct that Jadi Cell received no compensation for the use of the cells in the Ricordi still at all?

A. That is correct.

Q. And did Dr. Ricordi ask you if he could use the cells for free?

A. They were donated. It was a time of COVID and we just donated to them.

AMIT PATEL, M.D.

Q. You say "we", you mean Jadi Cell, the company?

A. Well, it was a group of advisors and everyone thought that, you know, is there something that can help and so as Jadi Cell, the company, it made sense that this would be provided to Dr. Ricordi's team as they were looking for a program that can help them treat their patients.

Q. Okay. So you and Jadi Cell, you offered to make the free contribution; is that right?

A. Correct.

Q. And how did you learn of Dr. Ricordi's study?

A. He had asked me specifically.

Q. So he had asked you to use your cells?

A. He asked that he is looking to treat COVID patients.

Q. I see.

A. And if -- as part of their program -- if there was something I could

AMIT PATEL, M.D.

do to help. And I said let me see that it's possible for the company to donate it, as this was not a commercial program. And he had stated that in terms of clinical trial costs and everything that they would find the resources to support that.

Q. Okay. So it sounds like you had a conversation with Dr. Ricordi about an upcoming study that was going to be using cells and during that discussion you told him you were going to look into providing the cells for free; is that right?

MR. HANSEN: Object to form, mischaracterizes testimony. You can answer.

A. Yeah. The specifics I can go look up but, in general, this was -- there was an unmet need at the time, there was a request and then the cells were donated and specifically stating that there would be no charge that would be incurred related to the cells, but

AMIT PATEL, M.D.

that Jadi Cell would not be paying for the clinical trial.

Q. Okay. That's fine. So I'm going to move on to your -- this is paragraph 29 of Exhibit 2009. Do you see this paragraph?

A. Correct.

Q. When you say "correct", you mean "yes"?

A. Yes.

Q. That goes for the whole -- the whole deposition; is that right?

MR. HANSEN: Object to form, mischaracterizes testimony and vague.

Q. I'm just trying to clarify your use of the word "correct". That's an affirmative response, a yes; is that right?

A. Would you like me to use "yes" if that clarifies things? Would you like "yes"/"no" as opposed to "correct" or "incorrect"?

Q. Yes. "Yes" would probably be

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better.

A. Okay.

Q. Okay. When you said "correct" in the past during this deposition, you meant "yes"?

MR. HANSEN: Object to form. That's vague.

A. I would have to go back. But I will make sure that affirmative is now "yes". The opposite would be "no".

Q. That's fine. Okay. So I'm showing you Exhibit -- I'm sorry. I'm showing you paragraph 29 of Exhibit 2009. Do you see that?

A. Correct. Sorry. Yes.

Q. I understand if you revert back. It's okay, you can just clarify.

So in this paragraph you mention that some company offered to purchase Jadi Cell for $15 million; is that right?

A. Yes.

Q. Okay. What company was that?

A. [redacted]

AMIT PATEL, M.D.

MR. HANSEN: Ethan, I'm going to designate that as confidential information for the record.

MR. FITZPATRICK: Okay.

Q. Could you spell that? [redacted]

A. [redacted]

Q. When did they make that offer?

A. I can get you the exact date on that.

Q. Just ballpark?

A. It would be in the last two years.

Q. In the last two years. Okay. How did they approach Jadi Cell?

A. By email and then a phone call.

Q. They emailed you?

A. They initially made contact, but then they had a phone conversation with me and then the lawyers, as all of these things are official, most things go

AMIT PATEL, M.D.

through lawyers.
Q. Did the company provide you with a written offer?
A. The company did provide the legal team with a written offer.
Q. And where is that written offer?
A. With the legal team.
Q. Okay. You didn't provide that written offer or any other evidence of the offer to purchase with your declaration here, correct?
A. Correct.
Q. That's a "yes"?
A. Sorry. Yes.
MR. HANSEN: You can use "correct", though, Ethan. Now you're both doing it.
A. Yes, but a copy does exist with the legal team.
Q. Okay. But it's not attached with your declaration; that's right?
A. No, it is not.
Q. Okay. And you did not accept

AMIT PATEL, M.D.

that offer?
A. That offer was left up in the air due to the IPR. That's what was stated by the lawyers.
Q. Okay. So this company didn't pay you $15 million; is that correct?
A. They did not close because if they did, then Jadi Cell would currently be through a different group.
Q. Right. And was this offer, was this an all cash offer?
A. As far as I know, this was an all cash offer.
Q. So I'm going to move along to paragraph 31 of Exhibit 2009. Are you able to see paragraph 31 of your declaration here?
A. Yes.
Q. Okay. And in this paragraph it references a licensee named Therapeutic Solutions International, TSOI; correct?
A. Yes.
Q. Now, you did not provide a copy of the license agreement with your

AMIT PATEL, M.D.

declaration; is that right?
A. Yes.
Q. Okay. How much did TSOI pay Jadi Cell for the use of the cells?
A. It is all public information, as this is a publicly traded company. So I can go find that information, but it's -- it's there in public information but it's there.
Q. Well, just ballpark, do you recall just ballpark how much they paid for the use of JadiCells?
A. It was in stock, it was all in stock.
Q. In stock? What's the value?
MR. HANSEN: Object to form, vague as to time.
A. I think it was hundreds of thousands.
Q. Hundreds of thousands?
A. At that time. As it's stock it fluctuates, but at least at that time it was that.
Q. Okay. And were the cells

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provided to TSOI from the same master cell bank as the Ricordi Study?
MR. HANSEN: Object to form, vague.
A. Jadi Cell has not provided the cells yet.
Q. Okay. So they haven't provided the cells but JadiCells -- I'm sorry. TSOI has already paid Jadi Cell in stock but they haven't received --
A. For the rights.
Q. Oh, for the rights. But they haven't received the cells yet?
A. Yes.
Q. When Jadi Cell does provide the cells, will they be from the same master cell bank as the Ricordi Study?
A. Yes.
Q. Okay. I'm going to scroll down now to paragraph 37 of your -- wait a second. One more thing about the TSOI.
In paragraph 32 it says here, "In a public report TSOI indicate --" I think that meant to say "-- indicated

AMIT PATEL, M.D.

that the claimed cells outperformed other stem cells." What do you mean "outperformed"?
A. I don't mean anything. If it's something they reported, then that would be something they reported.
Q. Okay. So you're not actually familiar with any study that they've done of your stem cells or any other stem cells?
A. No, they've performed their own studies.
Q. Right. So I guess the question is here, if they haven't received your cells, how could they have concluded that the claimed cells outperformed other stem cells?
A. They have not received the MCB cells. Your question was; did they receive cells from the MCB?
Q. So you're saying that the claimed cells are not the MCB cells?
MR. HANSEN: Object to form.
A. The claimed cells are the

AMIT PATEL, M.D.

claimed cells in the patent.
Q. All right. I guess the question is then, where did they get those cells?
A. The claimed cells?
Q. I'm referring to paragraph 32 of your declaration. It says "TSOI indicated that the claimed cells outperformed other stem cells."
What do you mean by "claimed cells" here?
A. I don't mean -- you see they have a license, so they have the ability to do their own experiments and due diligence.
Q. So you're saying that they have isolated their own cells according to your protocol?
A. I'm not saying -- I'd have no idea about that.
Q. Well, I mean, it's in your declaration. That's what I'm trying to understand. So you stated --
A. That's what I'm saying is,

AMIT PATEL, M.D.

they stated -- TSOI indicated that the claimed cells outperformed other cells.
Q. Okay. But you have no idea where those claimed cells came from and they didn't come from you; is that right?
MR. HANSEN: Object to form, vague, compound.
A. Yeah, I said that we have not provided -- "we" being Jadi Cell -- has not provided the clinical-grade cells.
Q. Okay. Have you personally provided any cells to TSOI?
A. I personally have not provided cells to anybody.
Q. Okay.
A. The company has provided cells for different indications. They have not provided MCB cells.
Now, everyone who has a license has rights to them, and they would be able to obtain them, and I can go find that information of what is MCB that has been sent anywhere versus research-grade versus anything else. But

AMIT PATEL, M.D.

the claimed cells mean that they are from the '176.
Q. But you don't know that, though, right? You are just saying in a public report that, "TSOI indicated the claimed cells outperformed other stem cells", so this is not based on your own personal knowledge, right?
MR. HANSEN: Object to form, vague.
A. But that's what you're asking. You see, it's in a public report. So I would have to go through the details to see what exactly they're talking about.
Q. Okay. So do you have any basis to verify TSOI's claim, reproduced in paragraph 32 of your declaration?
A. I would have to -- I have no reason not to believe that.
Q. No. The question is do you have any basis to verify?
MR. HANSEN: Object to form, vague.
A. Our team can contact their

AMIT PATEL, M.D.

team if there is a specific verification that was requested. I have no reason to doubt what they're claiming.

Q. Okay. I'm going to move on now to paragraph 37 of your declaration, Exhibit 2009. Are you able to see that paragraph 37?

A. Yes.

Q. So this paragraph references an internet article that, itself, references a trial allegedly using cells provided by Jadi Cell, correct?

A. It just says that they did a Right to Try 15 patients.

Q. Okay. So this trial that's referenced in this article, you didn't provide any documents showing the details of the trial, correct?

A. It's not Jadi Cell's trial.

Q. It's TSOI's trial, correct?

A. This would be TSOI, and I don't see -- (witness reading) -- I don't see that they did a trial here.

Q. Well, I'm just reading the

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title of the article for now. It says, "Therapeutic Solutions International successfully treats 'no option' patients but JadiCells Stem Cell Therapy, while advancing preparations for Phase III COVID 19 clinical trial." Do you see that?

A. Right. So the title says, "While advancing preparations for a Phase III COVID trial."

Q. Okay. They say "treats 'no option' patients." So they are treating patients based on the title, correct?

A. It says, and I think previously in the same thing it was under their Right to Try Law.

Q. Right. And you see that they're saying they do the treatment with JadiCells, the trademark JadiCell Stem Cell Therapy?

A. Correct.

Q. So what is JadiCell, the trademark JadiCell Stem Cell Therapy, what is that?

AMIT PATEL, M.D.

A. You would have to get the details from them but if they are using JadiCell, I would have to find out specifically what that means. But this is based under the information that they have a license agreement and if they are working, as it appears here, under the license agreement then that would be what they are using.

Q. Okay. But you didn't provide them with any cells that have been termed JadiCell?

MR. HANSEN: Object to form, vague.

A. I would have to verify to see what was provided to them.

Q. All right. So you don't know what was provided to TSOI; is that accurate?

MR. HANSEN: Object to form, vague, mischaracterizes testimony.

A. They have an ongoing active license, so they have the ability to and rights that are described in public

AMIT PATEL, M.D.

documents. So I -- as you are asking me personally, I don't have a day-to-day of what they receive or don't receive, but I can find that out.

Q. Well, let me ask this then. So how many employees does Jadi Cell have?

A. We have many consultants.

Q. Okay. And would those consultants have access to Jadi Cell's cells and be able to provide them to TSOI?

A. They would if the request was made.

Q. The request was made by who?

A. By TSOI, so any licensee.

Q. So TSOI could directly contact these people that are not employees --

A. Well, through their appropriate channels that they would make a request and they can request cells.

Q. And those cells would be coming from where? Let me ask a different question.

Would those cells, would they

be coming from the master cell bank?

A. It would depend what they require them for.

Q. Well, does Jadi Cell company have any other banks of cells other than the master cell bank that was referenced in the Ricordi Study?

A. The master cell bank is what is used for clinical use as in the original application and in the original patent, they're still research-grade cells that were created.

Q. I'm sorry. I'm not sure if you answered.

So is there only one master cell bank or are there many master cell banks?

A. Let's go back to your prior question. There are cells that are used to do research and there are -- that is not going into patients, and there are cells that are part of the master cell bank that is used for clinical trials. So not all cells are designated "clinical

use", because they have not gone through the same sterility testing.

There is stuff that is used to do research-grade experiments in a lab or in vitro work, and then there are different cells that have been qualified that will go into a clinical trial. So both are available but they all come through the same process.

Q. Okay. So just to make sure the terminology is clear. So when you say "master cell bank" you are talking specifically about cells that have been -- that are being prepared for use in clinical trials; is that accurate?

A. That would be accurate.

Q. Okay. And then you have other research-grade banks of cells that are not in the master cell bank; is that correct?

A. Correct.

Q. Okay. So has -- to your knowledge, has Jadi Cell provided TSOI with either the master cell bank cells or

the research-grade cells?

A. I can confirm that for you but in order to go through this license agreement they have evaluated these cells.

Q. Okay. So based on their statements that they evaluated the cells, you believe that someone at Jadi Cell, someone on behalf of Jadi Cell provided TSOI with some cells, probably research-grade cells; is that right?

A. It's -- there is a lot of ifs with that but, yes, they would have received some cells as part of due diligence in order to evaluate them in order to undergo or enter into a license agreement.

Q. Okay. And so sitting here today, can you confirm that the cells referred to in paragraph 37 are the claimed cells, as defined in your declaration?

MR. HANSEN: Object to form, vague.

A. Can you go to the top of 37? (Witness reading) Keep going.

Yeah, if the statement says "JadiCells", then I have no reason to believe otherwise.

Q. So the JadiCell with the little trademark symbol, you are saying those are the claimed cells; is that right?

A. That is the only cells that are there.

Q. I'm sorry. Is that a "yes" or "no"?

A. The JadiCell is the claimed cell.

Q. Okay. Got it.

Now, you reference this article about TSOI's trial but you did not provide any documents showing the details of the trial; is that correct?

MR. HANSEN: Object to form, vague.

A. Again, it is their trial and, again, it -- it again appears here, this

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is a Right to Try. Is that what this is?
Q. How about I pull up the exhibit, itself? So this trial that you are referring to is Exhibit 2015. So I'm just going to show you this exhibit. Does that make sense?
A. Okay. Yeah.
(Exhibit 2015, Businesswire press release dated December 30 2021 re: TSOI, having been previously marked, is shown to the Deponent.)
Q. Okay. So I'm screen sharing Exhibit 2015 now. Do you see it?
A. Yes. Right. And it says, as I think we were talking about, it says Right to Try.
Q. Right. And nothing about this document provides details about the trial; is that right?
MR. HANSEN: Object to form, vague, mischaracterizes testimony.
A. This comes from TSOI and it appears to be a press release.

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Q. Okay.
A. So usually press releases are highlights of information that a group or company or individual want to put out there. So in many cases, that's the leading information and then at some point down the road you usually get more detailed information when publications and other things come out as -- and I think as you previously referenced the Ricordi Study, where there was a more detailed publication that went through more details of the patients' outcomes.
Q. And this exhibit, Exhibit 2015, it doesn't mention the '176 Patent anywhere, correct?
A. If you keep scrolling, keep scrolling.
Q. That's it.
A. Okay. But under "Public Information" they have licenses.
Q. Okay. But I'm just talking about just this exhibit. In this exhibit they don't mention the '176 Patent,

AMIT PATEL, M.D.

correct?
A. I do not see anywhere here where any patent is mentioned, but it specifically mentions the JadiCell.
Q. Okay. Do you know if TSOI characterized the JadiCells prior to using them in patients?
MR. HANSEN: Object to form, vague, calls for speculation.
A. I would have no idea. We can find that information out.
Q. That's okay. And this is almost a silly question, but to your knowledge, is this a peer-reviewed article?
A. This is a press release.
Q. Okay. And there's no peer review involved in press releases, correct?
A. Not that I know of.
Q. Okay. And there is no author listed here either, correct?
A. No. This is a press release.
Q. So there is no way to verify

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anything in this? You can't look up the credibility of the author and verify anything based on that credibility, correct?
MR. HANSEN: Object to form, vague, mischaracterizes the document, calls for speculation.
A. Would you like me to answer?
MR. HANSEN: You can answer if you understand.
A. I mean, as any document that comes out, you would have to go back to -- in this case, this is a press release put out by the company, so you would contact the company to obtain further information. So that's -- it comes from the company so that's who you would contact to get more information.
Q. Understood. Okay. I'm going to go back to your declaration in this IPR. So I'm doing a screen share of Exhibit 2009 again. Do you see that?
A. Yes.
Q. Okay. And I'm scrolling down

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to paragraph 39. Do you see that?
A. Yes.
Q. So it says in paragraph 39, it mentions a license to ImmCelz, Inc., correct?
A. Correct.
Q. And also in paragraph 39 you cited to a SEC registration document for ImmCelz that's marked as Exhibit 2016, correct?
A. Correct.
Q. Now, the SEC registration document is not the license agreement, correct?
A. No. It would be the SEC Registration Statement.
Q. Okay. And how much did ImmCelz pay Jadi Cell for this license?
A. This was in stock and it would be at the time of signing probably millions.
Q. Can you ballpark, a ballpark estimate?
A. I mean more than one, less

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than ten.
Q. Okay. How did that -- how did that license come about?
A. You want to be specific?
Q. I'll ask a different question.
Who contacted who to start discussions?
A. The CEO of ImmCelz contacted me.
Q. He contacted you directly?
A. Yes.
Q. Okay. And according to Exhibit 2016 you are a director of ImmCelz, correct?
A. I was.
Q. And did you start the ImmCelz company?
A. I started that program, yes.
Q. What do you mean? Elaborate on that a little bit.
A. That I was a founder of that specific program.
Q. When you say "program", you don't mean company?

AMIT PATEL, M.D.

A. Well, ImmCelz.
Q. ImmCelz --
A. I may use ImmCelz as a program or company. I'm sorry, I use it interchangeably. So, yes, if you are referring to it as a company, yes.
Q. So you were a founder of ImmCelz, the company?
A. Correct.
Q. Okay. And you own part of ImmCelz, correct?
A. I currently only have an initial consulting agreement and that's it.
Q. So you don't own any part of ImmCelz at the moment?
A. Only if it's passively held through, as it says, through C-e-l-z, ImmCelz.
Q. I'm not sure what you mean. You do or you don't own ImmCelz, the company?
A. I have shares in it.
Q. You own shares in it. Okay. So

AMIT PATEL, M.D.

you're a founder of ImmCelz and you own shares in it.
So the license between Jadi Cell, which you own, and ImmCelz, which you partially own, is like you licensing to yourself, correct?
MR. HANSEN: Object to form.
A. You see, that's why -- that's why I'm asking specifically when sometimes you use "you" and "Jadi Cell" interchangeably here.
Q. Let me ask it another way.
Who controls Jadi Cell?
A. I, Amit Patel, have controlling interest in Jadi Cell. I do not have any controlling interest in ImmCelz or Celz, and I was not involved in any of the board decisions for ImmCelz to partner or have any direct relationship with JadiCells. And after the agreement, as it says that I was one of the directors, I am not a director of the ImmCelz, as that way it removes any conflict of interest.

AMIT PATEL, M.D.

Q. Well, I guess my question is about the timing of all that.

So at the time that ImmCelz contacted you to start discussion about the license, were you a board member at that time?

A. I was a board member and I was not involved in the decision or the vote. I was excluded from that.

Q. But you were a board member at the time?

A. At the time I was.

Q. Okay. And the other board members knew that you were a board member and you were a founder of ImmCelz, correct?

A. Correct.

Q. Okay. So do you think that your position on the board played any part in them having an interest in the license?

MR. HANSEN: Object to form, vague, calls for speculation.

THE WITNESS: Would you like me to answer that?

AMIT PATEL, M.D.

MR. HANSEN: You can answer if you understand.

A. No. Because they had options to many different cell sources and cell types, so this wasn't that this was their only option. They have many options and they continue to have many options.

Q. I understand they have many options but they ultimately decided to go with cells to license from Jadi Cell, and you own Jadi Cell and you're also at the time were a member of the board of ImmCelz.

So would your position as a board member influence their decision to pursue Jadi Cell?

MR. HANSEN: Object to form, asked and answered, vague, and calls for speculation. You can answer.

A. No, because if JadiCells was the only option, then that would be different. They have many many options.

AMIT PATEL, M.D.

So they had no reason to just say; we have no other choice than to go with this and, specifically, I was not involved in the board decision or the vote.

Q. I understand you weren't involved in the board decision and I understand they had lots of options for cells to license. But the fact that they chose Jadi Cell, right, and the fact that you were a member of the board on ImmCelz, could that have influenced their decision to choose Jadi Cell?

MR. HANSEN: Object to form calls for speculation, asked and answered.

A. You would have to ask the CEO and the Chairman of the Board if that had played any role.

Q. Okay. I'm going to show you Exhibit 2016 for a moment, which is referenced in your declaration.

(Exhibit 2016, SEC Form S1/A re: Creative Medical Technology Holdings, having been previously marked, is shown to the Deponent.)

AMIT PATEL, M.D.

Q. I have in front of you Exhibit 2016. Do you see that?

A. Yes.

Q. And I'm going to scroll down to page 23 of 84. Okay. All right. I have page 23 of 84. Do you see that?

A. Yes.

Q. Now, in this paragraph, I'm going to highlight it, I'm just going to read the paragraph to make sure it's in the record here.

On page 23 it reads, "The particular immune cells we use for ImmCelz are JadiCells, which were developed by Amit Patel, one of our directors, pursuant to a license agreement we entered into with Jadi Cell, LLC which is owned and controlled by Dr. Patel, we have been granted the right to exploit Jadi Cell's patent rights, including U.S. Patent 9,803,176 and similar patents issued by other countries and proprietary know-how in connection

AMIT PATEL, M.D.
with enhancements of autologous cells."
Do you see that?
A. Yes.
Q. So my question is about this proprietary know-how in connection with the enhancements of its autologous cells.
Are the autologous cells the claimed cells in the '176 Patent?
A. No.
Q. Okay. Those are different cells?
A. It says "enhancement of autologous cells."
Q. Okay. Those are different cells from the '176 Patent?
A. It says "proprietary know-how in connection with the enhancement." So this is using the JadiCells, which are the claimed cells, to enhance autologous cells, which is ImmCelz.
Q. Okay. So the -- I'm not sure I fully understand.
So the autologous cells are not the claimed cells; we got that right?

AMIT PATEL, M.D.
A. Correct. Yes.
Q. Okay. You are saying that you're enhancing those autologous cells using the '176 Patent cells; is that right?
A. That is, yes.
Q. Okay. And to achieve that it's mentioning proprietary know-how, correct?
A. That's what it says.
Q. Okay. So first tell me what those enhancements are?
MR. HANSEN: And I'm going to instruct the witness not to answer. That is not part of his direct testimony and that is trade secret information not relevant to this.
Q. So Dr. Patel, are you going to refuse to answer on advice of counsel?
A. I am not going to -- I can answer more simply because the unfortunate thing here is you've taken 84 pages and it's appropriate you found the one paragraph. Unfortunately, it does not appear that you read just two

AMIT PATEL, M.D.
paragraphs above, which already answers your questions that you're asking me.
Q. Okay. So will you explain? I'll scroll up if you'd like.
A. It just -- basically it says, "ImmCelz uses the patient's own immune cells that are reprogrammed." That's all it is, and it's the know-how how to do that. So that's in IP filed with this company, so it has nothing to do with JadiCells. JadiCells is just one of the cell types that can be used to do the proprietary process of another company.
Q. Okay.
A. That's all it is.
Q. And so just to clarify, the paragraph that I just read where it mentions the enhancement of autologous cells, that is referring to the immune cells that are two paragraphs above; is that right?
A. It has to do with ImmCelz and that is technology and as you see also a trademark and everything that belongs to

AMIT PATEL, M.D.
a different company, which I am not a controlling owner of.
Q. Okay. But you agree that the proprietary know-how in connection with enhancement of the autologous cells, that is part of your agreement with ImmCelz; is that right?
A. That is ImmCelz technology, that is that company's technology.
Q. Well --
A. That's what I'm saying. They don't need JadiCells.
Q. So you are saying the paragraph I just read is incorrect?
A. No, it is correct. But if you're going to continue with what we've been saying is, they have a choice of more than one cell that can give them their reprogramming of the patient's own extractive immune cells. JadiCells happens to be one of them that they validated independently that works.
Q. Okay. I'm just going to read the paragraph I have highlighted again

AMIT PATEL, M.D.

and specifically, I'll start with the second sentence.

It says, "Pursuant to a license agreement we entered into with Jadi Cell, LLC, which is owned and controlled by Dr. Patel, we have been granted the right to exploit Jadi Cell's patent rights including U.S. Patent 9,803,176 and similar patents issued by other countries and proprietary know-how in connection with the enhancement of autologous cells." Do you see that?

A. I see that.

Q. So you are saying that the proprietary know-how is not coming from Jadi Cell?

A. It's the proprietary know-how. So the proprietary know-how is how to use these cells.

Q. What do you mean "these cells"? Which cells?

A. How to use in this paragraph it says the JadiCells.

Q. Okay. So the proprietary

AMIT PATEL, M.D.

know-how is how to use the JadiCells for enhancement of the autologous cells?

A. Correct.

Q. Okay. I think we clarified that.

I'm going to move back to your declaration now and, specifically, I'm going to scroll down to paragraph 40, paragraph 40 of Exhibit 2009.

This paragraph reads, "These TSOI and Celz licenses have produced substantial royalties and other monetary compensation." Do you see that?

A. Yes.

Q. Okay. You didn't provide any evidence of royalties or monetary compensation with your declaration, correct?

A. Yes.

Q. Okay. And what royalties and monetary compensation did Jadi Cell receive?

MR. HANSEN: Object to form, asked and answered. You can answer

AMIT PATEL, M.D.

if you remember.

A. It's in public information as both companies are compliant with their SEC filings. So it states what they have already provided and their license agreements are also public information. So it states what royalties, upfront payment and downstream compensation is all included. So it's all publicly available information.

Q. Okay. So let's just break this down into the two different groups here.

So starting with TSOI, you are saying they have produced substantial royalties and other monetary compensation. So earlier when we were discussing TSOI you mentioned payment in stock, correct?

A. Yes.

Q. So are there additional substantial royalties that you didn't mention?

A. You only asked about one license. You didn't specifically say both

AMIT PATEL, M.D.

licenses.

Q. Well, no, I'm just starting with TSOI. I'll ask about the second --

A. I am too.

Q. So there is more than one TSOI license?

A. You have it in this declaration.

Q. The two licenses we referred to are -- let's scroll up right here; "one, licensee Therapeutic Solutions International, initially licensed the '176 Patent to use the claimed technology to treat military veterans with chronic traumatic encephalopathy CTE injuries." That is the one license.

Are you saying there is another license in addition to this one?

A. It says it in the same paragraph.

Q. Where does it say that?

A. "TSOI recently obtained exclusive rights to patented adult stem cell for development of therapeutics in

RESTEM 1087
IPR2021-01535

AMIT PATEL, M.D.

the area of... CTE, traumatic brain injury and lung pathology."

Q. Okay. What you just read in paragraph 31 of Exhibit 2009, that is the citation to the first license, correct?

A. It says it. I'm just reading what is on the page here.

Q. Okay. Bottom line is what you're saying is that there is more than one license to TSOI; is that correct?

A. It says right there, they have the brain injury and the lung ones.

Q. And those are two separate licenses?

MR. HANSEN: Object to form.

A. Yes.

Q. I'm going to go back to paragraph 40. So we just got sidetracked there.

So, again, can you summarize at a high level what the substantial royalties and other monetary compensation you received for the TSOI licenses?

MR. HANSEN: Object to form,

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vague as to "you."

A. Jadi Cell, as disclosed in the public information, the exact numbers are there. I would have to get all the details, but the amount that has been provided to Jadi Cell in terms of stock, royalties, it's all part of their public information and it's upwards of millions.

Q. Okay. But you don't recall off the top of your head what those are?

A. I mean, it says the TSOI is -- the total is over 10 million.

Q. Okay. And you didn't provide any evidence of any substantial royalties or other monetary compensation, correct?

MR. HANSEN: Objection.

A. It's all -- sorry.

MR. HANSEN: Object to form, vague, mischaracterizes testimony. You can answer.

A. Yeah, as both companies are publicly reporting, all that information is public information.

Q. But my question is about what

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you provided with your declaration.

You didn't provide any evidence of those royalties or monetary compensation, correct?

A. Not as part of this, as they're all active and ongoing, so they're continually increasing.

Q. Okay. And the same thing with the Celz licenses?

A. Yes.

Q. You have not provided any evidence of substantial royalties or other monetary compensation, correct?

A. Not in this disclosure. They are public and all the licenses and the amount that they paid is public information as part of their SEC filings.

Q. Okay. So I'm going to scroll down now to paragraph 41. Do you see that paragraph 41 of Exhibit 2009?

A. Yes.

Q. Okay. And so here you state, "Others have also financially shown their optimism for therapy using the claimed

AMIT PATEL, M.D.

cells by, for example, generously donating to fund the Ricordi Study, including --", and then you list a bunch of organizations. Do you see that?

A. Yes.

Q. So just to put them into the record here, there's the North American Building Trade Unions, the NABTU, you've got the Cure Alliance, the Diabetes Research Institute Foundation, DRIF, the Barilla Group and Family, the Fondazione Silvio Tronchetti Provera, the Simkins Family Foundation and the Ugo Colombo; is that correct?

A. That is what it says, yes.

Q. So those are the others that you referred to when you say here "Others have also financially shown their optimism", correct?

A. Yes.

Q. Okay. So to your knowledge, did the NABTU donation expressly identify the use of the cells claimed in the '176 Patent as the reason for the donation?

AMIT PATEL, M.D.

A. Those donations were not made to Jadi Cell, so I have no record and Jadi Cell has no direct knowledge of the contents of their agreements. But as it said in the study, they all donated the money specifically to support this study.

Q. Okay. So the short answer is you don't know; is that right?

MR. HANSEN: Objection.

A. I don't know, yeah.

Q. Same question, to your knowledge, did the DRIF donation expressly identify the use of the cells claimed in the '176 Patent as a reason for its donation?

A. I don't know.

Q. And to your knowledge, did the Barilla Group and Family donation expressly identity the use of the cells claimed in the '176 Patent as the reason for its donation?

A. I don't know.

Q. And to your knowledge, did the Fondazione Silvio Tronchetti Provera

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donation expressly identify the use of the cells claimed in the '176 Patent for the reason for its donation?

A. I don't know.

Q. And to your knowledge, did the Simkins Family Foundation donation expressly identify use of the claimed cells in the '176 Patent as a reason for its donation?

A. I don't know.

Q. And lastly, to your knowledge, did the Ugo Colombo donation expressly identify the use of the cells in the '176 Patent as a reason for its donation?

A. I don't know.

Q. And to your knowledge, did the Cure Alliance expressly identify use of the cells claimed in the '176 patent as a reason for its donation?

A. I don't know, as I don't have access to any of these documents as these were specifically made to the institution and the group performing the study.

Q. Okay. That's fine. I'm going

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to scroll down now to paragraph 43 and here it says, "Despite the encouraging results of the Ricordi Study Phase III approval and TSOI's success using the claimed cells to treat patients, the filing of Restem's IPR petition and resulting delay to Phase III study is likely causing more people's lives to be lost due to lack of access to this needed treatment." Do you see that?

A. Yes.

Q. Okay. So how many Phase III clinical studies have you conducted?

MR. HANSEN: Object to form, vague.

A. Many.

Q. Many? Can you ballpark it?

A. Up to ten.

Q. Okay. So you're familiar with FDA practice particularly as it relates to Phase III studies?

A. I'm not an expert. I've been involved in the studies.

Q. Are you familiar with FDA

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practice?

A. If you ask me what the questions are, then I can answer them, but that's a very just broad -- I don't work for the FDA. So I mean, that's a very broad statement of; do I know the FDA practices? That's always an evolving practice. But we would know what they are based on the guidelines that are provided as investigators and doing clinical trials.

Q. Okay. Well, let me ask this. Did you make the FDA aware of the filing or institution of this IPR?

A. It's not my trial. It's not Jadi Cell's trial.

Q. Okay. So to your knowledge, was the FDA made aware of the filing or institution of the IPR?

MR. HANSEN: Object to form, vague, calls for speculation. You can answer.

A. I would have no direct idea.

Q. Okay. And are you aware of any

FDA regulation that requires a Phase III applicant to make the FDA aware of the IPR filed against a patent that covers some aspect of a Phase III study?

A. You would have to ask legal experts. I mean, that's outside of the scope of my knowledge.

Q. Okay. And did you receive any communication from the FDA indicating that the Phase III study would have to be delayed because of the filing or institution of this IPR?

A. As it's not Jadi Cell's study, Jadi Cell would not be receiving any information.

Q. Okay. Are you aware of any communication from the FDA that the study would have to be delayed because of this IPR?

A. Again, if the information is received I do not have it.

MR. FITZPATRICK: Okay. Let's take a five minute break. We're close to passing the witness.

(Recess is taken.)

MR. FITZPATRICK: We don't have any further questions.

MR. HANSEN: I have a couple followup questions, Maureen.

REDIRECT EXAMINATION BY MR. HANSEN:

Q. I'm going to share my screen quickly.

Dr. Patel, earlier counsel showed you Exhibit 2015, which was a press release from Therapeutic Solutions International. Do you recall that?

A. Yes.

Q. Do you have any reason to disbelieve any of the information in the press release?

A. I have no reason to disbelieve anything that they have stated.

Q. Is there any indication in the document that any of the information that they've stated is unreliable?

A. No, there is no reason for that.

Q. And do persons in your

profession typically rely on press releases to gather information about these other companies and what they announce?

A. Correct. You would gather the information based on this sort of documentation and then you could always vet it any further independently as needed. And as I think it says in here, you can contact the company if you had more specific questions.

Q. Great. I'll stop sharing that.

Also, counsel asked you a couple questions about a number of passages that had occurred in your master cell bank. Do you recall that?

A. Yes.

Q. Is it correct, Dr. Patel, that after a certain number of passages stem cells may begin to differentiate?

A. They may differentiate or if you use induction agents to specifically differentiate them.

Q. And once stem cells

differentiate, the marker expression in those cells changes; is that correct?

A. Yes, once they differentiate they're specifically going to change.

MR. HANSEN: I'll pass the witness.

MR. FITZPATRICK: I'm just placing an objection on the record because that is outside the scope of our cross-examination.

MR. HANSEN: I disagree, but I understand your objection.

MR. FITZPATRICK: Okay. We don't have any other questions.

(The proceedings were adjourned at 12:30 p.m.)

CERTIFICATE

I, MAUREEN M. RATTO, a Registered Professional Reporter, do hereby certify that prior to the commencement of the examination, AMIT PATEL, M.D. was sworn by me to testify the truth, the whole truth and nothing but the truth.

I DO FURTHER CERTIFY that the foregoing is a true and accurate transcript of the proceedings as taken stenographically by and before me at the time, place and on the date hereinbefore set forth.

I DO FURTHER CERTIFY that I am neither a relative nor employee nor attorney nor counsel of any of the parties to this action, and that I am neither a relative nor employee of such attorney or counsel, and that I am not financially interested in this action.

Maureen Ratto
MAUREEN M. RATTO, RPR
License No. 817125

INDEX

JURAT

I do hereby certify that I have read the foregoing transcript of my deposition.

____
AMIT PATEL, M.D.

Subscribed and sworn to before me

this __ day of ____________, 2022.

____
a Notary Public of
the State of ______

ERRATA SHEET
VERITEXT/NEW YORK REPORTING, LLC

CASE NAME: Restem, LLC v. Jadi Cell, LLC
DATE OF DEPOSITION: 9/27/2022
WITNESSES' NAME: Dr. Amit Patel

PAGE	LINE (S)	CHANGE	REASON

____
Dr. Amit Patel

SUBSCRIBED AND SWORN TO BEFORE ME
THIS ____ DAY OF __________, 20__.

______________ (NOTARY PUBLIC) ______________ MY COMMISSION EXPIRES: